                         TOYOTA MOTOR CREDIT CORPORATION
            Servicer's Certificate - Toyota Auto Lease Trust 1997-A Distribution Date of April 25, 2000 for the Collection Period of March 1,
                          2000  through  March 31, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
   Aggregate Net Investment Value (ANIV)                                      1,231,231,519.20
   Discounted Principal Balance                                               1,231,231,519.20
   Servicer Advance                                                               2,825,418.78
   Servicer Payahead                                                              1,580,862.05
   Number of Contracts                                                               56,340
   Weighted Average Lease Rate                                                            7.66%
   Weighted Average Remaining Term                                                       35.8
   Servicing Fee Percentage                                                               0.00%

POOL DATA - CURRENT MONTH
   Aggregate Net Investment Value                                               597,239,069.67
   Discounted Principal Balance                                                 551,094,793.68
   Servicer Advances                                                              2,558,209.14
   Servicer Pay Ahead Balance                                                     4,086,704.47
   Maturity Advances Outstanding                                                          -
   Number of Current Contracts                                                       34,927
   Weighted Average Lease Rate                                                            7.71%
   Weighted Average Remaining Term                                                        8.0

RESERVE FUND:
  Initial Deposit Amount                                                         30,780,787.98
  Specified Reserve Fund Percentage (if Conditions i, ii and iii not met)                 2.50%
  Specified Reserve Fund Amount (if Conditions i, ii and iii not met)            30,780,787.98
  Specified Reserve Fund Percentage (if Condition i, ii or iii met)                       5.00%
  Specified Reserve Fund Amount (if Condition i, ii or iii met)                  61,561,575.96

                                                 Class A          Class B            Total
                                                  Amount           Amount            Amount
                                              -------------     ------------     -------------
  Beginning Balance                           27,691,834.58     1,227,656.25     28,919,490.83
  Withdrawal Amount                            3,464,217.78             -         3,464,217.78
  Transferor Excess                            1,422,726.63                       1,422,726.63
                                              ------------------------------------------------
  Reserve Fund Balance Prior to Release       25,650,343.43     1,227,656.25     26,877,999.68
  Specified Reserve Fund Balance              29,553,131.73     1,227,656.25     30,780,787.98
                                              ------------------------------------------------
  Release to Transferor                                -                -                 -
  Ending Reserve Fund Balance                 25,650,343.43     1,227,656.25     26,877,999.68
  Prior Cumulative Withdrawal Amount           5,196,626.74             -         5,196,626.74
  Cumulative Withdrawal Amount                 8,660,844.52             -         8,660,844.52


LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                     Vehicles
                                                                  --------
  Liquidated Contracts                                               157
  Discounted Principal Balance                                                    2,624,291.81
  Net Liquidation Proceeds                                                       (2,242,459.85)
  Recoveries - Previously Liquidated Contracts                                      (68,118.33)
                                                                                 --------------
  Aggregate Credit Losses for the Collection Period                                 313,713.63
                                                                                 ==============
  Cumulative Credit Losses for all Periods                                       16,765,581.34
  Repossessed in Current Period                                       53         ==============


RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                         Annualized Average
FOR EACH COLLECTION PERIOD:                                                      Charge-Off Rate
  Second Preceding Collection Period                                                      0.47%
  First Preceding Collection Period                                                       0.69%
  Current Collection Period                                                               0.60%

CONDITION (i) (CHARGE-OFF RATE)
  Three Month Average                                                                     0.58%
  Charge-off Rate Indicator ( > 1.25%)                                        CONDITION NOT MET

DELINQUENT CONTRACTS:                      Percent       Accounts       Percent       ANIV
                                           -------       --------       -------   -------------
  31-60 Days Delinquent                     2.49%          869           2.27%    13,578,220.60
  61-90 Days Delinquent                     0.15%           53           0.14%       834,753.28
  Over 90 Days Delinquent                   0.04%           14           0.04%       235,236.27
                                                         --------                 -------------
  Total Delinquencies                                      936                    14,648,210.15
                                                         ========                 =============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                       0.22%
  First Preceding Collection Period                                                        0.19%
  Current Collection Period                                                                0.19%

CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                      0.20%
  Delinquency Percentage Indicator ( > 1.25%)                                  CONDITION NOT MET


RESIDUAL VALUE (GAIN) LOSS:                              Vehicles
                                                         --------
  Matured Lease Vehicle Inventory Sold                     2064                   32,649,642.51
  Net Liquidation Proceeds                                                       (29,148,173.55)
                                                                                 ---------------
  Net Residual Value (Gain) Loss                                                   3,501,468.96
                                                                                 ===============
  Cumulative Residual Value (Gain) Loss all periods                               24,558,262.57
                                                                                 ===============

                                                                          Average        Average
                                       Number    Scheduled    Sale    Net Liquidation    Residual
MATURED VEHICLES SOLD FOR               Sold     Maturities   Ratio       Proceeds        Value
EACH COLLECTION PERIOD:                ------    ----------   -----   ---------------    ---------
  Second Preceding Collection Period     978       2,339      41.81%      13,668.55     16,063.58
  First Preceding Collection Period    1,368       4,417      30.97%      13,799.66     15,836.53
  Current Collection Period            2,064       4,589      44.98%      14,122.18     15,877.09
  Three Month Average                                                     13,921.53     15,905.87

Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value             87.52%

                                                                      CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                   AMOUNT/RATIO      TEST MET?
                                                                      --------------      ---------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                  44.98%             YES

b) Number of Scheduled Maturities > 500                                   4,589              YES

c) 3 Month Average Matured Leased Vehicle Proceeds
      less than 75% of Avg. Residual Values                               87.52%              NO

Residual Value Indicator  (condition met if tests a, b and c = YES)               CONDITION NOT MET

                        TOYOTA MOTOR CREDIT CORPORATION
           Servicer's Certificate - Toyota Auto Lease Trust 1997-A Distribution Date of April 25, 2000 for the Collection Period of March 1, 2000
                           through  March 31, 2000

                                                                                  Certificate Balance            Class A1
                                                                                  -------------------            ---------
                                                                     Total       Percent        Balance           Balance
                                                                --------------  ---------   ------------       -------------
INTEREST:                                                                         98.00%
  Interest Collections                                           4,119,989.84
  Net Investment Income                                            762,206.66
  Non-recoverable Advances                                        (252,311.58)
                                                                --------------
  Available Interest                                             4,629,884.92                4,541,560.71             -
  Class A1, A2, A3 Notional Interest Accrual Amount             (3,830,614.58)              (3,830,614.58)            -
  Unreimbursed A1, A2, A3 Interest Shortfall                             -                           -                -
  Interest Accrual for Adjusted Class B Certificate Bal.          (415,406.25)                (415,406.25)
  Class B Interest Carryover Shortfall                                   -                           -
  Servicer's Fee                                                         -                           -
  Capped Expenses                                                  (32,441.31)                 (31,700.46)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                     -                           -
  Uncapped Expenses                                                      -                           -
                                                                --------------              --------------
  Total Unallocated Interest                                       351,422.78                  263,839.42
  Excess Interest to Transferor                                          -                    (263,839.42)
                                                                --------------              --------------
       Net Interest Collections Available                          351,422.78                        -
                                                                --------------
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                     (3,728,057.20)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                    -
  DEPOSIT TO RESERVE FUND:                                       1,422,726.63
  WITHDRAWAL FROM RESERVE FUND:                                  3,464,217.78
  LOSS REIMBURSEMENT FROM TRANSFEROR PRINCIPAL:                  1,335,143.27
  NET WITHDRAWAL FROM THE RESERVE FUND:                          2,041,491.15
PRINCIPAL:
  Current Loss Amount                                           (3,815,182.59)              (3,728,057.20)            -
  Loss Reimbursement from Transferor Interest                      263,839.42                  263,839.42             -
  Loss Reimbursement from Reserve Fund                           2,041,491.15
                                                                --------------              --------------     -------------
      Total                                                     (1,509,852.02)              (3,464,217.78)            -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                       -
  Current increase (decrease)                                             -
                                                                --------------
  Ending Balance                                                          -

CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                       -
  Current increase (decrease)                                             -
                                                                --------------
  Ending Balance                                                          -

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                       -
  Current increase (decrease)                                             -
                                                                --------------
  Ending Balance                                                          -

CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                       -
  Current increase (decrease)                                             -
                                                                --------------
  Ending Balance                                                          -

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                           -                          -                -
  Allocations - Current Period                                   69,150,077.29              69,150,077.29             -
  Allocations - Accelerated Principal Distribution                        -                          -                -
  Allocations - Not Disbursed Beginning of Period               144,039,054.71             144,039,054.71             -
  Allocations - Not Disbursed End of Period                     213,189,132.00             213,189,132.00             -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                           -                          -                -
  Allocations - Current Period                                    4,246,020.83               4,246,020.83             -
  Allocations - Not Disbursed Beginning of Period                         -                          -                -
  Allocations - Not Disbursed End of Period                       4,246,020.83               4,246,020.83             -
DUE TO TRUST - CURRENT PERIOD:                                                                       -
  Total Deposit to/(Withdrawal from) Reserve Fund                (2,041,491.15)
  Due To Trust                                                   72,633,891.46              72,633,891.46             -
                                                                 --------------             -------------      -------------
     Total Due To Trust                                          70,592,400.31              72,633,891.46             -


                                                              Class A2      Class A3       Class B          Transferor Interest
                                                              --------      --------       -------          -------------------
                                                               Balance       Balance       Balance        Interest       Principal
                                                              --------      --------       -------     --------------  ------------
INTEREST:                                                                                                  2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                        3,705,767.59   414,760.91    421,032.21       88,324.21
  Class A1, A2, A3 Notional Interest Accrual Amount        (3,439,583.33) (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall                        -            -
  Interest Accrual for Adjusted Class B Certificate Bal.                                (415,406.25)
  Class B Interest Carryover Shortfall                                                         -
  Servicer's Fee                                                                                               -
  Capped Expenses                                                                                           (740.85)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                           -
  Uncapped Expenses                                                                                            -

                                                                                                       --------------
  Total Unallocated Interest                                                                              87,583.36
  Excess Interest to Transferor                                                                          263,839.42
                                                                                                       --------------
       Net Interest Collections Available                                                                351,422.78
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                                                           (3,728,057.20)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                                          -
                                                                                                       --------------
  DEPOSIT TO RESERVE FUND:                                                                            (3,376,634.42)
                                                                                                       --------------
  WITHDRAWAL FROM RESERVE FUND:
  LOSS REIMBURSEMENT FROM TRANSFEROR PRINCIPAL:
  NET WITHDRAWAL FROM THE RESERVE FUND:
PRINCIPAL:
  Current Loss Amount                                      (3,728,057.20)        -             -                       (87,125.39)
  Loss Reimbursement from Transferor Interest                 263,839.42         -             -        (263,839.42)
  Loss Reimbursement from Reserve Fund
                                                           --------------   ---------     ---------                      ---------
      Total                                                (3,464,217.78)        -             -                       (87,125.39)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                     -            -             -                               -
  Allocations - Current Period                             69,150,077.29         -             -
  Allocations - Accelerated Principal Distribution                  -            -             -
  Allocations - Not Disbursed Beginning of Period         144,039,054.71         -             -
  Allocations - Not Disbursed End of Period               213,189,132.00         -             -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                     -            -             -                               -
  Allocations - Current Period                              3,439,583.33   391,031.25    415,406.25
  Allocations - Not Disbursed Beginning of Period                   -            -             -
  Allocations - Not Disbursed End of Period                 3,439,583.33   391,031.25    415,406.25
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/(Withdrawal from) Reserve Fund
  Due To Trust                                             71,967,724.48   321,422.24    344,744.74            -               -
                                                           -------------   ----------    ----------    --------------   -----------
     Total Due To Trust                                    71,967,724.48   321,422.24    344,744.74            -               -

                        TOYOTA MOTOR CREDIT CORPORATION
          Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of April 25, 2000 for the Collection Period of March 1,
                         2000  through  March 31, 2000

                                                                    Certificate Balance                  Class A1
                                                                    -------------------                  --------
                                               Total            Percent          Balance          Percent           Balance
                                         ----------------       -------    -------------------    -------    ------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)  1,231,231,519.20
  Discounted Principal Balance           1,231,231,519.20
  Initial Notional/Certificate Balance               -          100.00%       1,206,600,000.00     33.98%        410,000,000.00
  Percent of ANIV                                                                       98.00%                           33.30%
  Certificate Factor                                                                 1.0000000                        1.0000000
  Notional/Certificate Rate                                                                                             6.2000%
  Target Maturity Date                                                                                       September 27, 1999
  Servicer Advance                           2,825,418.78
  Servicer Payahead                          1,580,862.05
  Number of Contracts                              56,340
  Weighted Average Lease Rate                       7.66%
  Weighted Average Remaining Term                    35.8
  Servicing Fee Percentage                          0.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value           667,811,415.62
  Discounted Principal Balance             628,938,021.97
  Notional/Certificate Balance                                                  796,600,000.00                             -
  Adjusted Notional/Certificate Balance                                         652,560,945.29                             -
  Percent of ANIV                                                                       97.72%                            0.00%
  Certificate Factor                                                                 1.0000000                             -
  Servicer Advances                          3,436,763.06
  Servicer Pay Ahead Balance                 5,655,936.45
  Maturity Advances Outstanding                         -
  Number of Current Contracts                      38,897
  Weighted Average Lease Rate                       7.68%
  Weighted Average Remaining Term                     8.2

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value           597,239,069.67
  Discounted Principal Balance             551,094,793.68
  Notional/Certificate Balance                                                  796,600,000.00                              0.00
  Adjusted Notional/Certificate Balance                                         583,410,868.00                              0.00
  Percent of ANIV                                                                       97.68%                             0.00%
  Certificate Factor                                                                 1.0000000          -
  Servicer Advances                          2,558,209.14
  Servicer Pay Ahead Balance                 4,086,704.47
  Maturity Advances Outstanding                         -
  Number of Current Contracts                      34,927
  Weighted Average Lease Rate                       7.71%
  Weighted Average Remaining Term                     8.0
  Prior Certificate Interest Payment Date  March 27, 2000
  Next Certificate Interest Payment Date   September 25, 2000


CURRENT MONTH COLLECTION ACTIVITY              Vehicles
                                               --------
  Principal Collections                                                    7,399,026.42
  Prepayments in Full                             1724                    27,445,752.78
  Reallocation Payment                              26                       453,632.43
  Interest Collections                                                     4,119,989.84
  Net Liquidation Proceeds and Recoveries                                  2,310,578.18
  Net Liquidation Proceeds - Vehicle Sales                                29,148,173.55
  Non-Recoverable Advances                                                  (252,311.58)
                                                                          --------------
  Total Available                                                         70,624,841.62


                                              Class A2                   Class A3                    Class B
                                              --------                   --------                    -------
                                        Percent    Balance      Percent        Balance       Percent    Balance
                                        ------- --------------  -------  ------------------  -------  -------------

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance    53.87%  650,000,000.00   6.03%        72,750,000.00    6.12%  73,850,000.00
  Percent of ANIV                                         52.79%                        5.91%                   6.00%
  Certificate Factor                                   1.0000000                    1.0000000               1.0000000
  Notional/Certificate Rate                              6.3500%                      6.4500%                 6.7500%
  Target Maturity Date                        September 25, 2000               March 26, 2001       September 25,2001
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                    650,000,000.00                72,750,000.00           73,850,000.00
  Adjusted Notional/Certificate Balance           505,960,945.29                72,750,000.00           73,850,000.00
  Percent of ANIV                                         75.76%                       10.89%                  11.06%
  Certificate Factor                                   1.0000000                    1.0000000               1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                    650,000,000.00                72,750,000.00           73,850,000.00
  Adjusted Notional/Certificate Balance           436,810,868.00                72,750,000.00           73,850,000.00
  Percent of ANIV                                         73.14%                       12.18%                  12.37%
  Certificate Factor                                   1.0000000                    1.0000000               1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date

                                           Transferor Interest
                                                  Balance
                                           -------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance         24,631,519.20
  Percent of ANIV                                      2.00%
  Certificate Factor
  Notional/Certificate Rate
  Target Maturity Date
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                 15,250,470.33
  Adjusted Notional/Certificate Balance        15,250,470.33
  Percent of ANIV                                      2.28%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                 13,828,201.67
  Adjusted Notional/Certificate Balance        13,828,201.67
  Percent of ANIV                                      2.32%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date



                                                   Amount       Annual Amount
                                                -----------     -------------
CAPPED AND UNCAPPED EXPENSES:
  Total Capped Expenses Paid                     32,441.31        97,323.93
  Total Uncapped Expenses Paid                          -                -
  Capped and Uncapped Expenses Due                      -                -
SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                 -
  Servicer's Fee Due Current Period                     -
  Servicer's Fee Paid                                   -
  Servicer's Fee Balance Due                            -
SUPPLEMENTAL SERVICER'S FEES                     90,273.56



REVOLVING PERIOD:                                 Vehicles          Amount
                                                -----------     -------------
  Beginning Unreinvested Principal Collections                         -
  Principal Collections & Liquidated Contracts                         -
  Allocation to Subsequent Contracts                    0              -
                                                        -          --------
  Ending Unreinvested Principal Collections                            -


I hereby certify to the best of my knowledge that the report provided is true and correct.


/S/ HOLLY PEARSON
-----------------
Holly Pearson, Treasury Manager